MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                     Merrill Lynch Government Bond V.I. Fund


                       Supplement dated September 4, 2003
                       to the Prospectus dated May 1, 2003
                          as Revised September 2, 2003


         All references in the Prospectus of Merrill Lynch Government Bond V.I. Fund (the "Fund") to the Fund's maintaining a dollar-weighted average maturity of six to fifteen years are hereby deleted. The Fund may invest in government securities of any maturity and does not seek to maintain a specific dollar-weighted average portfolio maturity.